Exhibit 10.4

GENERAL RELEASE (PARENT)

THIS MUTUAL GENERAL RELEASE (this “Release”) is made as of October 20, 2006, by and among the Zone Mining Limited, a Nevada corporation (“Parent”), ZM Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and Driveitaway, Inc., a Delaware corporation (“DIA”), and Stonewell Partners LLP, a United Kingdom limited liability company (“Stonewell”).

Preliminary Statement

Reference is hereby made to that certain: (i) Termination and Assignment and Assumption Agreement (the “Termination Agreement”), dated October 20, 2006, by and among Parent, Merger Sub, Driveitaway, Inc., a Delaware corporation (“DIA”), and Trident; and (ii) Letter Agreement dated October 20, 2006 by and between Parent, Merger Sub, DIA and Stonewell (the “Letter Agreement”), pursuant to which the parties thereto agreed to terminate the Merger Agreement dated as of September 21, 2006 by and among the parties (the “Merger Agreement”). Pursuant to the Termination Agreement, (i) Parent assigned all of its right, title and interest in and to the Amended and Restated DIA Note to Trident and Trident acquired all of Parent’s rights under the Amended and Restated DIA Note in full and compete satisfaction of any and all obligations of any kind or nature related to the Trident Debt, (ii) Parent, Merger Sub and Trident have agreed to terminate the ZM Securities Purchase Agreement, the ZM Security Agreement and the Subordination Agreement, and (iii) Trident has agreed to deliver for cancellation the Parent Debenture and the Parent Warrant to Parent. As such, Trident has agreed that Parent and Merger Sub shall have no further obligations related to the Trident Debt, including, without limitation, under the ZM Securities Purchase Agreement, the ZM Security Agreement, the Subordination Agreement, the Parent Debenture, the Parent Warrant or the Amended and Restated DIA Note. Pursuant to the Letter Agreement, Parent, Merger Sub, DIA and Stonewell have agreed that the parties thereto shall have no further obligations under the Merger Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Termination Agreement.

Release

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the undersigned hereby covenants and undertakes as follows:

1.    Release. Each of the undersigned, for itself and on behalf of its subsidiaries, directors, officers, shareholders, affiliates, employees, agents, attorneys, accountants, successors and assigns (for this purpose, the “Releasing Party”), does hereby fully and irrevocably remise, release and forever discharge each of the other signatories hereto, and their respective subsidiaries, directors, officers, shareholders, affiliates, employees, agents, attorneys, accountants, successors and assigns (for this purpose, the “Released Parties”), of and from any and all manner of claims, actions, causes of action, grievances, liabilities, obligations, promises, damages, agreements, rights, debts and expenses (including claims for attorneys' fees and costs), of every kind, either in law or in equity, whether contingent, mature, known or unknown, or suspected or unsuspected, including, without limitation, any claims arising under any federal, state, local or municipal law, common law or statute, whether arising in contract or in tort, and any claims arising under any other laws or regulations of any nature whatsoever, that the Releasing Party ever had, now has or may have, for or by reason of any cause, matter or thing whatsoever, from the beginning of the world to the date hereof (collectively, “Pre-Closing Claims”).

Each of the undersigned represents, warrants and covenants that it has not sold, assigned, transferred, or otherwise conveyed to any other person or entity all or any portion of its rights, claims, demands, actions, or causes of action herein released.

Each of the undersigned further agrees and covenants not to sue or to bring, or assign to any third person, any claims or charges against any of the Released Parties with respect to any matter covered by the release set forth in the previous paragraph, and not to assert against any of the Released Parties any action, grievance, suit, litigation or proceeding for any matter covered by the release set forth in the previous paragraph.

2.    Scope of Release. THE RELEASE SET FORTH IN SECTION 1 IS INTENDED TO BE ENFORCEABLE AGAINST EACH OF THE UNDERSIGNEDS AND THE OTHER RELEASING PARTIES IN ACCORDANCE WITH THE EXPRESS TERMS AND SCOPE THEREOF NOTWITHSTANDING ANY EXPRESS NEGLIGENCE RULE OR ANY SIMILAR DIRECTIVE THAT WOULD PROHIBIT OR OTHERWISE LIMIT RELEASES BECAUSE OF THE SIMPLE OR GROSS NEGLIGENCE (WHETHER SOLE, CONCURRENT, ACTIVE OR PASSIVE) OR OTHER FAULT OR STRICT LIABILITY OF ANY OF THE RELEASED PARTIES.

3.    Construction. The release provisions set forth in Section 1 shall be construed as broadly as may be permitted by law to protect the Released Parties against litigation and liability and, to effect this intent, each of the undersigned, on behalf of the undersigned and each of the other Releasing Parties, hereby agrees that the language of this Release is to be strictly construed against it and in favor of release of the Released Parties, individually and collectively.

4.    Competency. Each of the undersigned represents and warrants that it has the requisite power (corporate or otherwise) and authority to execute, deliver and perform its obligations under this Release. The execution and delivery of this Release and the actions contemplated hereby by each of the undersigned have been duly authorized by its board of directors or authorized person, as the case may be, and all other necessary corporate or organizational action on the part of such party, and no other corporate or organizational proceedings on the part of such party are necessary to authorize this Release or the actions contemplated hereby. Each of the undersigned acknowledges that it fully comprehends and understands all of the terms of this Release and their legal effects and has had the opportunity to consult with an attorney of the undersigned’s choice regarding this Release.

5.    Parties in Interest. This Release is for the benefit of the Released Parties and shall be binding on each of the undersigned and each undersigned’s respective legal representatives and the other Releasing Parties.

6.    Governing Law. This Release and the rights and obligations of the undersigned hereunder shall be governed by and construed and enforced in accordance with the substantive laws (but not the rules governing conflict of laws) of the Commonwealth of Pennsylvania.

7.    Amendment. This Release may not be clarified, modified, changed or amended except in writing and signed by each of the undersigned (or such undersigned’s duly authorized representatives).

8.    Severability. If any provision of this Release is held to be illegal, invalid or unenforceable under present or future laws, that provision shall be severable and this Release shall be construed and enforced as if that illegal, invalid or unenforceable provision never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision, and there shall be added automatically as part of this Release a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

IN WITNESS THEREOF, the undersigned has executed or caused to be duly executed this General Release as of the date first written above.

DRIVEITAWAY, INC.

By:	/s/ David Sola
Name: David Sola Title: Chairman

ZONE MINING LIMITED

By:	/s/ Stephen P. Harrington
Name: Stephen P. Harrington Title: President

ZM ACQUISITION CORP.

By:	/s/ Stephen P. Harrington
Name: Stephen P. Harrington Title: President

STONEWELL PARTNERS LLP

By:	/s/ David Sola
Name: David Sola Title: Managing Partner

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